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                                                                    Exhibit 99

                              NATIONSBANK, N.A.
         MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
                    MARCH 1, 1998 THROUGH MARCH 31, 1998




A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance					                              	$290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage			                              			28.44%
    (ii)  Class A-1 Notes Balance			                         			$82,654,904.00
    (iii) Class A-1 Notes Rate				                                   		5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage	                              					41.29%
    (ii)  Class A-2 Notes Balance				                        		$120,000,000.00
    (iii) Class A-2 Notes Rate				                                     		6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage		                              				26.27%
    (ii)  Class A-3 Notes Balance		                         				$76,343,707.00
    (iii) Class A-3 Notes Rate				                                     		6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage	                          					4.00%
    (ii)  Class B Certificates Balance	                    					$11,624,943.00
    (iii) Class B Certificates Rate		                                				7.05%
(F) Servicing Fee Rate			                                             			1.00%
(G) Weighted Average Coupon (WAC)			                                  			9.53%
(H) Weighted Average Original Maturity (WAOM)			             			56.22 		months
(I) Weighted Average Remaining Maturity (WAM)			             			49.45 		months
(J) Number of Receivables	                                         					24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage				               		2.00%
    (ii)  Reserve Account Initial Deposit					                  	$5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if
          1.25% loss and delinq triggers hit - otherwise
          greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance		                      				2.00%
          (b) Percent of Remaining Pool Balance		                    				3.25%
          (c) Trigger Percent of Remaining Pool Balance			            			6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance					                              	$115,849,366.65
(B) Total Note and Certificate Pool Factor                     						0.3986235
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance			                                   			$0.00
    (ii) Class A-1 Notes Pool Factor				                           		0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance	                          					$27,880,716.65
    (ii) Class A-2 Notes Pool Factor				                           		0.2323393
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance	                          					$76,343,707.00
    (ii) Class A-3 Notes Pool Factor				                           		1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance	                     					$11,624,943.00
    (ii) Class B Certificates Pool Factor					                      	1.0000000
(G) Reserve Account Balance	                                					$5,903,786.23
(H) Cumulative Net Losses for All Prior Periods				            		$4,215,075.29
(I) Net Loss Ratio for Second Preceding Period		                     				2.05%
(J) Net Loss Ratio for Preceding Period				                            		2.58%
(K) Delinquency Ratio for Second Preceding Period				                  		1.29%
(L) Delinquency Ratio for Preceding Period				                         		1.08%
(M) Weighted Average Coupon (WAC)				                                  		9.50%
(N) Weighted Average Remaining Maturity (WAM)				             		32.52 		months
(O) Number of Receivables                                         						14,978

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections		                            				$7,012,140.40
    (ii)  Not Used	                                                  					0.00
    (iii) Repurchased Loan Proceeds Related to Principal			            			0.00
    (iv) Other Refunds Related to Principal		                         				0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections				                                		919,684.81
    (ii)  Repurchased Loan Proceeds Related to Interest
(C) Weighted Average Coupon (WAC)			                                  			9.50%
(D) Weighted Average Remaining Maturity (WAM)				             		31.66 		months
(E) Remaining Number of Receivables                               						14,409
(F) Delinquent Receivables
		                               		Dollar Amount         		#  Units
                                   -------------           --------
    (i)  30-59 Days Delinquent         3,007,047 	   2.77%	     348 	   	2.42%
    (ii)  60-89 Days Delinquent		  		    472,739 	   0.44%	      56 	   	0.39%
    (iii) 90 Days or More Delinquent  			436,530    	0.40%      	46    		0.32%

(G) Repossessions
	                               			Dollar Amount         		#  Units
                                   -------------           --------
		                                     		638,851 	   0.59%      	65 	   	0.45%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 				                        		$27,773.77
(B) Aggregate Net Losses before Liquidation Proceeds
    and Recoveries for Collection Period			                      			240,789.12
(C) Liquidated Receivables Information
    (i)   Not Used			                                                  			0.00
    (ii)  Not Used		                                                  				0.00
    (iii) Recoveries on Previously Liquidated Contracts				        		22,716.75
(D) Aggregate Net Losses for Collection Period					                	218,072.37
(E) Actual Number of Days in Interest Period			                          			30

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections				                                     		$919,684.81
(B) Not Used			                                                        			0.00
(C) Repurchased Loan Proceeds Related to Interest		                   				0.00
(D) Recoveries from Prior Month Charge Offs			                    			22,716.75
(E) Investment Earnings from the Reserve Account		               				27,773.77
(F) Total Interest Collections			                                			970,175.33

Principal:
(G) Principal Payments Received				                            		$7,012,140.40
(H) Not Used		                                                        				0.00
(I) Repurchased Loan Proceeds Related to Principal			                  			0.00
(J) Other Refunds Related to Principal			                              			0.00
(K) Total Principal Collections			                             			7,012,140.40

(L) Total Collections					                                      	$7,982,315.73


II. DISTRIBUTIONS                                        								Per $1,000 of
----------------- 					                                    			Original Balance
                                                              ----------------
(A) Total Interest Collections		              			 	$970,175.33
(B) Servicing Fee 		                             			$96,541.14          		0.33

Interest			                                                 					Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due		     				$0.00             		0
    (ii)  Class A-1 Notes Monthly Interest Paid
           (after reserve fund draw)				                		0.00             		0
                                                   -----------
    (iii) Class A-1 Notes Monthly Interest Shortfall
           (after reserve fund draw)			               			$0.00             		0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due					$147,535.46 	  	1.229462158
    (ii)  Class A-2 Notes Monthly Interest Paid
           (after reserve fund draw)			          			147,535.46   		1.229462158
                                                   -----------
    (iii) Class A-2 Notes Monthly Interest Shortfall
           (after reserve fund draw)			               			$0.00 	            	0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due					$429,433.35         		5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
           (after reserve fund draw)		          				429,433.35 		        5.625
                                                   -----------
    (iii) Class A-3 Notes Monthly Interest Shortfall
           (after reserve fund draw)			               			$0.00             		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due $68,296.54         		5.875
    (ii)  Class B Certificates Monthly Interest Paid
           (after reserve fund draw)		           				68,296.54 	        	5.875
                                                    ----------
    (iii) Class B Certificates Monthly Interest Shortfall
           (after reserve fund draw)			               			$0.00 		            0
(G) Total Note and Certificate Interest Paid
     (after reserve fund draw)			               			$645,265.35
(H) Excess Interest				                          		$228,368.84

Principal
(I) Total Principal Collections			            			$7,012,140.40
(J) Draw on Reserve Fund for realized losses 	 					240,789.12
(K) Total Amount Available for Principal
      Distribution 		                        				$7,252,929.52
                                                               		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due			     			0.00             		0
    (ii)  Class A-1 Notes Monthly Principal Paid
           (after reserve fund draw)			                			0.00             		0
                                                    ----------
    (iii) Class A-1 Notes Monthly Principal Shortfall
           (after reserve fund draw)		                				0.00             		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due			7,252,929.52   		60.44107933
    (ii)  Class A-2 Notes Monthly Principal Paid
           (after reserve fund draw)			        			7,252,929.52   		60.44107933
                                                  ------------
    (iii) Class A-2 Notes Monthly Principal Shortfall
           (after reserve fund draw)		                				0.00             		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due	     					0.00             		0
    (ii)  Class A-3 Notes Monthly Principal Paid
           (after reserve fund draw)		                				0.00             		0
                                                    ----------
    (iii) Class A-3 Notes Monthly Principal Shortfall
           (after reserve fund draw)		                				0.00             		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due						0.00             		0
    (ii)  Class B Certificates Monthly Principal Paid
           (after reserve fund draw)		                				0.00 		            0
                                                     ---------
    (iii) Class B Certificates Monthly Principal Shortfall
           (after reserve fund draw)			                			0.00 		            0
(P) Total Note and Certificate Principal Paid					7,252,929.52
(Q) Total Distributions				                     		7,994,736.01
(R) Excess Servicing Releases from Reserve
      Account to Servicer		                           				0.00
(S) Amount of Draw from Reserve Account	       					240,789.12
(T) Draw from Reserve Account plus Total
       Available Amount			                     			8,223,104.85

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                     	                       			Beginning		          End
                                            				of Period		         of Period
                                            ---------------    ---------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance			      	$115,849,366.65 	 	$108,596,437.13
    (ii)   Total Note and Certificate Pool
            Factor		                            		0.3986235 	       	0.3736670
    (iii)  Class A-1 Notes Balance                 				0.00             		0.00
    (iv)   Class A-1 Notes Pool Factor	        			0.0000000 	       	0.0000000
    (v)    Class A-2 Notes Balance			        	27,880,716.65 	   	20,627,787.13
    (vi)   Class A-2 Notes Pool Factor			        	0.2323393 		       0.1718982
    (vii)  Class A-3 Notes Balance        				76,343,707.00 	   	76,343,707.00
    (viii) Class A-3 Notes Pool Factor			        	1.0000000 	       	1.0000000
    (ix)   Class B Certificates Balance   				11,624,943.00 	   	11,624,943.00
    (x)    Class B Certificate Pool Factor    				1.0000000 	       	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)           				9.50%	            	9.50%
    (ii)  Weighted Average Remaining
              Maturity (WAM)              				32.52 	months	    31.66 		months
    (iii) Remaining Number of Receivables				        14,978 	          	14,409
    (iv)  Portfolio Receivable Balance				  $115,849,366.65  		$108,596,437.13

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance					                     		$5,903,786.23
(B) Draw for Realized losses						                                		240,789.12
(C) Draw for Servicing Fee					                                        			0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates		  				240,789.12
(I) Excess Interest					                                         			228,368.84
(J) Reserve Account Balance Prior to Release							              	5,891,365.95

(K) Reserve Account Required Amount							                       	6,515,786.23

(L) Final Reserve Account Required Amount							                 	6,515,786.23

(M) Reserve Account Release to Servicer					                           			0.00

(N) Ending Reserve Account Balance							                        	5,891,365.95

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds
      and Recoveries for Collection Period                 								$240,789.12
(B) Liquidated Contracts
    (i)   Not Used				                                                				0.00
    (ii)  Not Used				                                                				0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			22,716.75
(C) Aggregate Net Losses for Collection Period							              	218,072.37
(D) Net Loss Ratio for Collection Period (annualized)						            		2.33%
(E) Cumulative Net Losses for all Periods							                 	4,433,147.66
(F) Delinquent Receivables
	                                 			Dollar Amount         		# Units
                                     -------------           -------
    (i)  30-59 Days Delinquent	       			3,007,047    	2.77%    	348   		2.42%
    (ii)  60-89 Days Delinquent			        	472,739 	   0.44%	     56 	  	0.39%
    (iii) 90 Days or More Delinquent		    	436,530    	0.40%     	46 		  0.32%

(G) Repossessions
                                 				Dollar Amount 	 	       # Units
                                     -------------           -------
                                       				638,851    	0.59%     	65 	  	0.45%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period							                       	2.05%
    (ii) Preceding Collection Period			                             					2.58%
    (iii) Current Collection Period						                              		2.33%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	2.32%

(B) Ratio of Balance of Contracts Delinquent 60 Days
     or More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	1.29%
    (ii) Preceding Collection Period					                             			1.08%
    (iii) Current Collection Period						                              		0.84%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	1.07%

(C) Loss and Delinquency Trigger Indicator							             	Trigger was hit



The undersigned officers of NationsBank, N.A., as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.





/s/ Carolyn G. Moore		                			/s/ Leslie J. Fitzpatrick
--------------------                     -------------------------
Carolyn G. Moore					                    Leslie J. Fitzpatrick
Vice President 			                     		Senior Vice President



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